TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Avery Johnson, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint Edward Rosenberg, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Paul Leone, Assistant Secretary of the Trust, and Allison Fumai and Stephanie Capistron, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 30th day of June, 2023.

/s/ Avery Johnson

Avery Johnson

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Daniel S. Hoverman, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint Edward Rosenberg, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Paul Leone, Assistant Secretary of the Trust, and Allison Fumai and Stephanie Capistron, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 30th day of June, 2023.

/s/ Daniel S. Hoverman

Daniel S. Hoverman

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Eduardo Margain, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint Edward Rosenberg, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Paul Leone, Assistant Secretary of the Trust, and Allison Fumai and Stephanie Capistron, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 30th day of June, 2023.

/s/ Eduardo Margain

Eduardo Margain

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Edward Rosenberg, as the President and Chief Executive Officer of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Paul Leone, Assistant Secretary of the Trust, and Allison Fumai and Stephanie Capistron, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 30th day of June, 2023.

/s/ Edward Rosenberg

Edward Rosenberg

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, J. Kyle Bass, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint Edward Rosenberg, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Paul Leone, Assistant Secretary of the Trust, and Allison Fumai and Stephanie Capistron, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 30th day of June, 2023.

/s/ J. Kyle Bass

J. Kyle Bass

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Jocelyn E. Kukulka, as a Trustee of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint Edward Rosenberg, President of the Trust, Joel Colpitts, Treasurer of the Trust, Neil Rajan, Secretary of the Trust, Paul Leone, Assistant Secretary of the Trust, and Allison Fumai and Stephanie Capistron, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 30th day of June, 2023.

/s/ Jocelyn E. Kukulka

Jocelyn E. Kukulka

TEXAS CAPITAL FUNDS TRUST

POWER OF ATTORNEY

I, Joel Colpitts, as the Treasurer and Chief Financial Officer of Texas Capital Funds Trust (the “Trust”), hereby constitute and appoint Edward Rosenberg, President of the Trust, Neil Rajan, Secretary of the Trust, Paul Leone, Assistant Secretary of the Trust, and Allison Fumai and Stephanie Capistron, Counsel at Dechert LLP, as the Trust’s true and lawful attorneys and agents with full power to sign for me in his or her capacity, on any or all Registration Statements and amendments thereto, including without limitation a Registration Statement on Form N-1A, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to the Trust, and hereby ratify and confirm my signatures as they may be signed by said attorneys and agents.

I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

IN WITNESS WHEREOF, this 30th day of June, 2023.

/s/ Joel Colpitts

Joel Colpitts